Exhibit 10.1
AMENDMENT AGREEMENT TO THE
SECURITIES PURCHASE AND EXCHANGE AGREEMENT

THIS AMENDMENT AGREEMENT TO THE SECURITIES PURCHASE AND EXCHANGE AGREEMENT (this "Amendment Agreement"), dated as of December 24, 2009 (the "Effective Date"), is made and entered into by and among Aeolus Pharmaceuticals, Inc. (the "Company"), Xmark Opportunity Fund, L.P. ("XLP"), Xmark Opportunity Fund, Ltd. ("XLTD") and Xmark JV Investment Partners, LLC ("XJV" and, together with XLP and XLTD, the "Buyers" and, each individually, a "Buyer").  All defined terms used in this Amendment Agreement but not defined herein shall have the meaning set forth for such terms in that certain Securities Purchase and Exchange Agreement, by and among the Company and the Buyers, dated as of October 6, 2009 (the "Original Agreement").

WITNESSETH THAT:

WHEREAS, the Buyers and the Company are parties to the Original Agreement;

WHEREAS, the Original Agreement provided for, among other things, that as of October 6, 2009 (the "Original Closing Date"), the Company and the Buyers shall effect the Note Conversion;

WHEREAS, as of the Original Closing Date, the Company and the Buyers effected the Note Conversion at the conversion price set forth in the Notes, and, accordingly, the Company issued to the Buyers, as of the Original Closing Date, collectively, 2,857,143 Shares of its Common Stock, and, in exchange for such shares of Common Stock, the Buyers surrendered the Notes to the Company;

WHEREAS, the conversion price set forth in the Notes was $0.35 per share of Common Stock (the "Old Conversion Price");

WHEREAS, in consideration of the various agreements, covenants, undertakings and transactions to be undertaken by and among the parties pursuant to the Original Agreement, the Company and the Buyers agreed that the Notes would be converted at a conversion price equal to $0.28 per share of Common Stock (the "New Conversion Price");

WHEREAS, because of a misunderstanding, the Original Agreement provided that the Notes were to be converted at the Old Conversion Price instead of the New Conversion Price;

WHEREAS, because of the misunderstanding, the Buyers received 2,857,143 Shares of Common Stock upon the conversion of the Notes instead of 3,571,429 Shares of Common Stock that was agreed by and among the Company and the Buyers to be received by the Buyers in conversion of their Notes;

WHEREAS, the Company and the Buyers desire to (i) correct the Original Agreement such that the Original Agreement will reflect the correct understanding and agreement by and among the Company and the Buyers that the Notes should be converted at the New Conversion Price instead of the Old Conversion Price and (ii) issue to the Buyers, in the aggregate, 714,286 Shares of Common Stock that the Buyers would have received as of the Original Closing Date by converting the Notes at the New Conversion Price instead of the Old Conversion Price;

WHEREAS, the parties believe it is in their respective best interests to correct the misunderstanding with respect to the Original Agreement by the consensual agreement as more fully set forth in this Amendment Agreement as opposed to utilizing any other resolution mechanism; and

WHEREAS, the parties believe it to be in their respective best interests to set forth herein the mutual understandings and agreements reached by and among them with respect to the subject matter hereof, as more particularly provided herein.

NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1. Amendment of the Original Agreement.

(a)           Recital C in the Original Agreement is hereby amended and restated in its entirety as follows:

C.           Buyers and the Company are parties to a Securities Purchase Agreement, dated as of August 1, 2008 (as amended as of the date hereof, the "Note Purchase Agreement"), pursuant to which, among other things, Buyers acquired (i) $1,000,000 in aggregate principal amount of the Company's Senior Convertible Notes (the "Notes"), which are convertible into shares (the "Conversion Shares") of Common Stock at a conversion price of $0.35 per share (subject to adjustment), (ii) warrants (the "Note Warrants") to acquire up to an aggregate of 2,000,000 shares of Common Stock (the "Note Warrant Shares") at an exercise price of $0.50 per share (subject to adjustment), and (iii) the option (the "Purchase Option") to acquire up to $4,000,000 in additional aggregate principal amount of the Notes having the terms specified in the Note Purchase Agreement and additional Note Warrants to acquire up to 8,000,000 additional Note Warrant Shares at an exercise price of $0.35 per share (subject to adjustment).

(b)           Recital H in the Original Agreement is hereby amended and restated in its entirety as follows:

H.           Simultaneous with the consummation of the Financing, the Company and the Buyers wish to effect the following transactions (collectively, the "Conversion"):  (i) the conversion of the Notes into the Conversion Shares at $0.28 per share (the "Note Conversion"); (ii) the exchange (the "Warrant Exchange") of the outstanding 2005 Warrants, the Note Warrants and the March Warrants for new warrants (the "Exchange Warrants"), each in substantially the form of the New Warrants, to purchase an aggregate of 17,542,857 shares of Common Stock (the "Exchange Warrant Shares") at an exercise price equal to the Exercise Price; and (iii) the exchange (the "Purchase Option Exchange") of the Purchase Option for new warrants (the "Option Exchange Warrants"), each in substantially the form of the New Warrants to purchase an aggregate of 14,285,714 shares of Common Stock (the "Option Exchange Warrant Shares") at an exercise price equal to the Exercise Price.

(c)           Column (3) of the Conversion Schedule annexed to the Original Agreement is hereby amended and restated as follows:

(3)
Number of Shares to be issued upon conversion of Notes
1,071,429
2,500,000
0
3,571,429
(3)

Section 2. Transfer of Additional Common Stock.

(a)           As of the Effective Date, the Company shall deliver to XLP one or more stock certificates evidencing 214,286 Shares of Common Stock that would have been delivered to XLP on the Original Closing Date but for the misunderstanding of the parties as more fully set forth herein.

(b)           As of the Effective Date, the Company shall deliver to XLTD one or more stock certificates evidencing 500,000 Shares of Common Stock that would have been delivered to XLTD on the Original Closing Date but for the misunderstanding of the parties as more fully set forth herein.

Section 3. Representations and Warranties.

(a)           The Company represents and warrants that to the best of its knowledge the representations and warranties of the Company as set forth in the Original Agreement, as such representations and warranties may be effected by the terms and provisions set forth in this Amendment Agreement, are true and correct in all material respects as of the Original Closing Date.

(b)           The Company represents and warrants that the Company has the requisite corporate power and authority to enter into, deliver and perform its obligations under this Amendment Agreement and each of the other agreements entered into by the Company and any Buyer pursuant to this Amendment Agreement (collectively, the "Transaction Documents"), and to issue the Shares in accordance with the terms hereof and thereof.  The execution and delivery of this Amendment Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Shares, have been duly authorized by the Company's Board of Directors, and no further filing, consent or authorization is required by the Company, its Board of Directors or its stockholders.  This Amendment Agreement and the other Transaction Documents of even date herewith have been duly executed and delivered by the Company as of the Effective Date, and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except (i) as may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights generally, and (ii) as limited by laws relating to specific performance, injunctive relief or other equitable remedies.

(c)           Each of the Buyers represents and warrants, severally and not jointly, that to the best of their respective knowledge the representations and warranties as set forth in the Original Agreement, as such representations and warranties may be effected by the terms and provisions set forth in this Amendment Agreement, are true and correct in all material respects as of the Original Closing Date.

(d)           Each of the Buyers represents and warrants, severally and not jointly, that the execution, delivery and performance by such Buyer of this Amendment Agreement and each of the Transaction Documents to which such Buyer is a party have been duly and validly authorized, executed and delivered on behalf of such Buyer and shall constitute the legal, valid and binding obligations of such Buyer enforceable against such Buyer in accordance with their respective terms, except (i) as may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights generally, and (ii) as limited by laws relating to specific performance, injunctive relief or other equitable remedies.

Section 4. Releases.

(a)           Upon the consummation of the transactions set forth herein, the Company hereby releases, acquits and forever discharges the Buyers of and from all manner of actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, controversies, promises, damages, judgments, executions, claims, liabilities and demands, whether in law or equity, resulting from the misunderstanding as more fully set forth herein.

(b)           Upon the consummation of the transactions set forth herein, the Buyers hereby release, acquit and forever discharge the Company of and from all manner of actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, controversies, promises, damages, judgments, executions, claims, liabilities and demands, whether in law or equity, resulting from the misunderstanding as more fully set forth herein.

Section 5. Acknowledgment.

The parties acknowledge and agree that the transactions contemplated under this Amendment Agreement and the Transaction Documents shall not modify or be deemed to modify the terms of the Warrants in any respect.

Section 6. Governing Law; Jurisdiction; Jury Trial.

All questions concerning the construction, validity, enforcement and interpretation of this Amendment Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of laws provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, the borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under the Original Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

Section 7. Entire Agreement.

This Amendment Agreement, together with the Original Agreement (as such Original Agreement is amended by this Amendment Agreement), constitutes the full and entire understanding and agreement by and among the parties with regard to the subjects hereof and thereof.  The Original Agreement shall continue in full force and effect, and nothing contained herein shall be construed as a waiver or modification of any existing rights pursuant to the Original Agreement, except as such rights are expressly modified in accordance with the terms and provisions of this Amendment Agreement.

Section 8. Severability.

If any provision of this Amendment Agreement becomes, or is declared by a court of competent jurisdiction to be, illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Amendment Agreement, and such court will replace such illegal, void or unenforceable provision of this Amendment Agreement with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision.  The balance of this Amendment Agreement shall be enforceable in accordance with its terms.

Section 9. Further Assurances.

Each party hereto agrees to execute and deliver, by the proper exercise of its corporate, partnership, limited liability or other powers, all such other and additional instruments and documents and do all such other acts and things as may be necessary to more fully effectuate the terms and provisions set forth in this Amendment Agreement.

Section 10. Counterparts; Facsimile Execution and Delivery.

(a)           This Amendment Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

(b)           A facsimile, telecopy, pdf or other reproduction of this Amendment Agreement may be executed by one or more parties hereto and delivered by such party by facsimile or any similar electronic transmission device pursuant to which the signature of, or on behalf of, such party can be seen.  Such execution and delivery shall be considered valid, binding and effective for all purposes.  At the request of any party hereto, all parties hereto agree to execute and deliver an original of this Amendment Agreement as well as any facsimile, telecopy, pdf or other reproduction hereof.

Section 11. Inconsistency and Strict Construction.

(a)           In the event of any inconsistencies between the terms this Amendment Agreement and the terms of the Original Agreement, the terms of this Amendment Agreement shall control.

(b)          The language used in this Amendment Agreement shall be deemed the language chosen by the parties to express their mutual intent; no rule of strict construction shall be applied against any party.

[Signatures follow on the next page.]

IN WITNESS WHEREOF, the parties have caused this Amendment Agreement to be executed by their respective authorized signatories as of the Effective Date.

COMPANY:

AEOLUS PHARMACEUTICALS, INC.

By:             /s/ Michael P. McManus
Name:             Michael P. McManus
Title:             Chief Financial Officer

BUYERS:

XMARK OPPORTUNITY FUND, L.P.
By:           XMARK OPPORTUNITY GP, LLC, its General Partner
By:           XMARK OPPORTUNITY PARTNERS, LLC, its Sole Member
By:           XMARK CAPITAL PARTNERS, LLC, its Managing Member

By:           /s/ Mitchell D. Kaye
Name:           Mitchell D. Kaye
Title:           Co-Managing Member

XMARK OPPORTUNITY FUND, LTD.
By:           XMARK OPPORTUNITY MANAGER, LLC, its Investment Manager
By:           XMARK OPPORTUNITY PARTNERS, LLC, its Sole Member
By:           XMARK CAPITAL PARTNERS, LLC, its Managing Member

By:           /s/ Mitchell D. Kaye
Name:           Mitchell D. Kaye
Title:           Co-Managing Member

XMARK JV INVESTMENT PARTNERS, LLC
By:           XMARK OPPORTUNITY PARTNERS, LLC, its Investment Manager
By:           XMARK CAPITAL PARTNERS, LLC, its Managing Member

By:           /s/ Mitchell D. Kaye
Name:           Mitchell D. Kaye
Title:           Co-Managing Member